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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
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         Date of Report (Date of earliest event reported) JULY 10, 2006

                               INFOCROSSING, INC.
             (Exact name of registrant as specified in its charter)

             DELAWARE               0-20824              13-3252333
   (State or other jurisdiction   (Commission           (IRS Employer
           Of incorporation)      File Number)        Identification No.)



          2 CHRISTIE HEIGHTS STREET LEONIA, NEW JERSEY           07605
           (Address of principal executive offices)            (Zip Code)

                                 (201) 840-4700
              (Registrant's telephone number, including area code.)


                                       N/A
         (Former name and former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A. 2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240. 14a- 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240. 14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240. 13e-4(c))





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SAFE HARBOR FOR FORWARD-LOOKING AND CAUTIONARY STATEMENTS

This report may contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. As such, final results could differ from estimates or expectations due to risks and uncertainties, including, but not limited to: incomplete or preliminary information; changes in government regulations and policies; continued acceptance of Infocrossing, Inc.'s products and services in the marketplace; competitive factors; closing contracts with new customers and renewing contracts with existing customers on favorable terms; expanding services to existing customers; new products; technological changes; Infocrossing, Inc.'s dependence upon third-party suppliers; intellectual property rights; difficulties with the identification, completion, and integration of acquisitions, including the integration of Infocrossing Healthcare Services, Inc., f/k/a Verizon Information Technologies Inc., and (i)Structure, LLC; and other risks. For any of these factors, Infocrossing, Inc. (the "Company") claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, as amended.

ITEM 7.01 REGULATION FD DISCLOSURE

By means of the press release attached as exhibit 99, Infocrossing, Inc. (the "Company") today announced that its Chairman & Chief Executive Officer, Zach Lonstein, will preside over the ceremonial closing of the Nasdaq Stock Market at 4:00 p.m. EDT on July 10, 2006 at the NASDAQ MarketSite in New York City.

The Company had previously announced that it has been included in the NASDAQ Global Select Market. Prior to the change, the company had been listed on the NASDAQ National Market.

Beginning July 3, 2006, NASDAQ-listed companies will be classified under three listing tiers - NASDAQ Global Select Market, NASDAQ Global Market, and NASDAQ Capital Market. NASDAQ announced the new three tier listing classification in February 2006.


ITEM 9.01(d) EXHIBITS

The following materials are exhibits to this Current Report on Form 8-K:

EXHIBIT
NUMBER                                DESCRIPTION
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     99       Press Release of the Company

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 10, 2006                INFOCROSSING, INC.
                                   Registrant

                                   By:   /s/ Nicholas J. Letizia
                                         ---------------------------------
                                         Name: Nicholas J. Letizia
                                         Title:  SVP and General Counsel






























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                                  EXHIBIT INDEX
EXHIBIT
NUMBER                                DESCRIPTION
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     99       Press Release of the Company